THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Variable Annuity
Lincoln Investor Advantage® Pro Advisory Variable Annuity
Lincoln Investor Advantage® Pro Advisory Choice Variable Annuity

Supplement dated September 9, 2021 to the Initial Summary Prospectus dated June 4, 2021

This Supplement discusses a new investment option for your Lincoln Investor Advantage® Pro individual variable annuity contract.  All other provisions of your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The Lincoln Nasdaq-100 Buffer Fund Sep will be available as a new investment option under your contract beginning September 20, 2021.

The following line item is added to Appendix A – Funds Available Under The Contract:

Investment Objective	Fund and Adviser/ Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
To track returns that track those of the Nasdaq-100® Index up to a cap, while providing a buffer against losses. A fund of funds.	Lincoln Nasdaq-100 Buffer Fund Sep – Service Class[1]	1.20%[2]	N/A	N/A	N/A
1Buffer funds employ a strategy to provide buffer protection, which includes a capped upside return risk and an outcome period risk. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds and provide limited protection in the event of a market downturn. This may conflict with your investment objectives by limiting your ability to maximize growth of your Contract Value.
2This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.

Please retain this Supplement for future reference.